T H E  E M E R G I N G

M E X I C O

F U N D , I N C .

SEMI-ANNUAL REPORT

DECEMBER 31, 1996




[LOGO]

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The Emerging Mexico Fund, Inc.
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General Information

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THE FUND

     The Emerging Mexico Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities issued by Mexican companies. The balance of the Fund's assets will be invested in Mexican peso or U.S. dollar-denominated fixed-income securities.

THE INVESTMENT ADVISER

     Santander Management Inc. is the Fund's investment adviser. Santander Management Inc. is an indirect subsidiary of Banco Santander, S.A.

     Gestion Santander Mexico, S.A. de C.V., an affiliate of the Investment Adviser, serves as the Fund's sub-adviser in Mexico.

SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "EmMx" or "EmergMexFd." The Fund's NYSE trading symbol is "MEF".

     Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar PNC Bank, National Association, at (800) 852-4750.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), shareholders may elect to have all dividend and capital gain distributions (collectively referred to as "dividends") reinvested by PNC Bank, National Association (the "Plan Agent") in additional shares of Common Stock of the Fund. Holders of Common Stock who do not elect to participate in the Dividend Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Dividend Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be

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The Emerging Mexico Fund, Inc.
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General Information (continued)

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effective with respect to any subsequently declared dividends. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Dividend Plan.

     Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Dividend Plan will receive cash and participants in the Dividend Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock in the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the ( Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market price per share (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than thirty days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. If the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed net asset value of the Fund's shares resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Due to the foregoing difficulty with respect to open-market purchases, the Dividend Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will


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The Emerging Mexico Fund, Inc.
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General Information (continued)

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invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Dividend Plan and furnishes written confirmation of all transactions in the account, including information required by shareholders for their tax records. Shares in the account of each Dividend Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Dividend Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The reinvestment of dividends will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends.

     Experience under the Dividend Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Plan. There is no direct service charge to participants in the Dividend Plan; however, the Fund reserves the right to amend the Dividend Plan to include a service charge payable by the participants.

     Information relating to the Plan is available from the Plan Agent, PNC Bank, National Association, at PNC Bank, National Association, Closed-End Department-Mexico, P.O. Box 8950, Wilmington, Delaware 19809 or by calling (800) 852-4750.


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The Emerging Mexico Fund, Inc.
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Letter to Shareholders

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                                                               February 11, 1997

Dear Shareholders:

     We are pleased to present the semi-annual report of The Emerging Mexico Fund, Inc., (the "Fund") for the six months ended December 31, 1996.

     The Fund's net asset value per share at December 31, 1996 was $8.99. Including the $0.0965 income dividend that was paid on January 17, 1997 (record date December 31, 1996), this represents a total return of 6.03% during the six month period. On December 31, 1996, the Fund's net assets aggregated $116.0 million and the share price on the NYSE during the six month period ranged from a high of $7.875 to a low of $6.25, with the discount to net asset value ranging from a low of 13.12% on September 4, 1996 to a high of 22.49% on November 8, 1996. The aggregate trading volume for the six months ended December 31, 1996 was 7.8 million shares.

THE MEXICAN ECONOMY

     1996 was a very important year for the Mexican economy. The social sacrifice resulting from the government's strict fiscal and monetary policies yielded significant results. The primary economic indicators of growth, inflation and interest rates exemplified positive trends.

     In 1996, Gross Domestic Product ("GDP") rose 5.1%, well above expectations. The driving force behind the economic recovery was export growth. Total exports reached $96 billion during the year. Private consumption (representing close to 60% of aggregate demand) and investment, however, remained sluggish. In 1997, the economy should continue to recover as we anticipate Mexico to grow by at least 4% due to:

     o    A recovery in employment and consumption.
     o    Higher private and public investment.
     o    Economic growth in the U.S. and consequently, growth in exports.

     After reaching 52% in 1995, inflation continued to subside and registered 27.7% for 1996, above the 20.5% target established by the government. This can be primarily attributed to higher than expected public sector prices and higher wage increases. In 1997, fiscal and monetary policies, as well as a stable exchange rate, favor a drop in inflation, which we project could fall to approximately 17.5%.

     Interest rates also experienced a significant reduction in 1996, largely explained by declining inflation. We expect that the trend in 1997 will resemble


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The Emerging Mexico Fund, Inc.
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Letter to Shareholders (continued)

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that of 1996, as interest rates trend gradually lower along with inflation, with bumps and pauses occurring during times of peso weakness. The Investment Adviser forecasts the benchmark 28 day Cete rate to average approximately 21.5% during the year.

     During 1996, the exchange rate depreciated only 1.7%, creating real appreciation of the peso of close to 20%. In 1997, we estimate that the exchange rate will depreciate approximately 16%, in line with inflation differentials between Mexico and the U.S. The forecasted growth for the U.S. economy and productivity gains in Mexico lead us to believe that this depreciation will be sufficient to maintain the competitiveness of Mexican exports.

     In 1997, we believe the Mexican government will continue the economic policies already in place in order to consolidate the solid macroeconomic results of 1996. Additionally, higher oil prices along with limited government expenditures should help to maintain a manageable fiscal deficit of less than 1% of GDP, despite additional pressures from the new pension system and interest costs related to the debtors support program.

     Furthermore, it is anticipated that the Mexican government will remain committed to structural reform. Despite the problems witnessed in the privatization of the petrochemical plants and the delay in the introduction of the new pension system, we are confident that the government will carry out reforms in such sectors as telecommunications, railroads, airports and natural gas and power.

     On the political front, we expect that Mexico will continue its current trend towards a more democratic process. In the upcoming elections, for the first time in modern Mexican history, the dominant party, the PRI, could lose the absolute majority in the Chamber of Deputies. This could accelerate the political transition and would be an important step towards the balance of power between the legislative and executive branches. We estimate that, in the short-term, the political transition will bring a degree of uncertainty and, consequently, volatility to the financial markets. However, we are confident that a more open political system will bring important medium and long-term benefits to the country as it looks optimistically to the future.


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The Emerging Mexico Fund, Inc.
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Letter to Shareholders (continued)

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THE MEXICAN MARKET

     During 1996, the Mexican Stock Index (the "IPC") increased 18.14%. Better than expected macroeconomic results and the strengthening of the peso greatly contributed to the stock market's performance. However, during the last six months of 1996, the Mexican stock market rose a mere 1%. During this period, the market was mainly affected by two factors: (1) skepticism concerning the economic recovery, and (2) the absence of foreign investors who, in general, were greatly optimistic about the U.S. equity market and therefore were less inclined to invest elsewhere.

     In early January 1997, a reallocation of funds by institutional investors moved into Latin American markets. Specifically, in Mexico, Telefonos de Mexico was the primary recipient of these inflows. During January 1997, the IPC increased 9.26%.

     In 1996, there was great disparity in stock price performance, even among those stocks within the same sector. The economic turnaround and the fact that many stocks were undervalued caused small cap stocks as well as those companies oriented to the domestic market to outperform the IPC. Economic growth should now extend more evenly across all sectors, therefore, we expect more uniform performance. Currently, our top picks for 1997 are stocks in the building materials, manufacturing, food & beverage and retail sectors.

     In our opinion, the Mexican stock market presents good prospects for 1997. Many stocks continue to be inexpensive, selling at less than 10 times 1997 earnings. Still, we anticipate a volatile market, influenced especially by the uncertainty of the upcoming elections that will be held July 6. Other internal and external factors that are expected to influence the market include:

     o    The significant recovery of private consumption in Mexico
     o    Economic growth in the U.S.
     o    International liquidity and the interest rate environment

     We believe that capital inflows into the Mexican market will increase once private consumption resumes and the electoral process is defined. Assuming the expected economic recovery, continuing structural changes in Mexico and relatively low valuations, we believe that Mexican stocks present significant upside potential.


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The Emerging Mexico Fund, Inc.
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Letter to Shareholders (concluded)

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THE PORTFOLIO

     For the twelve months ended December 31, 1996, the Fund's net asset value total return was 30%, outperforming the IPC by more than 11%.

     The Fund continued to adhere to a strategy of investing 90-95% of its assets in Mexican stocks. At the same time, we followed a bottom-up approach, concentrating on high growth companies, including both small capitalization stocks such as Grupo Industrial Saltillo, Empaques Ponderosa and Corporacion Geo and large capitalization stocks in expanding sectors such as construction, retail and communications.

     We have also been selectively rebalancing the portfolio into companies that are more domestically oriented and that can take advantage of Mexico's economic recovery. The Fund will continue to pursue long-term capital appreciation by selectively investing in those companies with the best fundamentals and long-term prospects.

     The structural reforms and sound macroeconomic policies enacted in Mexico convince us that investing in the Mexican stock market through a diversified and selective portfolio will render long-term capital appreciation to our shareholders.

     Thank you for your continued interest in the Fund.


Sincerely,

/s/ Gonzalo de Las Heras

Gonzalo de Las Heras
President


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The Emerging Mexico Fund, Inc.
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Portfolio of Investments
December 31, 1996 (unaudited)

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EQUITIES -- 96.19%
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  Shares                                                            Value
----------                                                      ------------

BUILDING MATERIALS & CEMENT -- 11.26%
 1,067,000  Cementos Mexicanos, S.A. de C.V.--Series CPO .....  $  3,842,664
   768,400  Cementos Mexicanos, S.A. de C.V. ADR .............     5,859,050
 2,898,000  Grupo Cementos de Chihuahua, S.A. de C.V.--
             Series B+ .......................................     3,364,802
                                                                ------------
                                                                  13,066,516
                                                                ------------
COMMUNICATIONS -- 8.38%
   325,000  Grupo Televisa, S.A.--Series CPO+ ................     4,169,843
   600,000  Telefonos de Mexico, S.A. de C.V.--Series A ......       992,378
   138,200  Telefonos de Mexico, S.A. de C.V.--Series L ADR ..     4,560,600
                                                                ------------
                                                                   9,722,821
                                                                ------------
CONSTRUCTION -- 10.10%
 1,198,800  Corporacion Geo, S.A. de C.V.--SeriesB+ ..........     5,908,720
   395,000  Empresas ICA, S.A. de C.V.+ ......................     5,815,612
                                                                ------------
                                                                  11,724,332
                                                                ------------
FINANCIAL SERVICES -- 7.09%
13,995,000  Grupo Financiero Bancomer, S.A. de C.V.--
             Series B+ .......................................     5,600,133
   769,000  Grupo Financiero Inbursa, S.A. de C.V.--Series B .     2,627,808
                                                                ------------
                                                                   8,227,941
                                                                ------------
FOOD, BEVERAGE, TOBACCO -- 11.01%
 1,006,000  Fomento Economico Mexicano, S.A. de C.V.--
             Series B+ .......................................     3,450,457
 2,753,000  Grupo Industrial Maseca, S.A. de C.V.--Series B+ .     3,490,211
   102,500  PanAmerican Beverages, S.A. de C.V.--Series A ADR      4,804,688
 1,064,000  Sistema Argos, S.A. de C.V.--Series B ............     1,035,346
                                                                ------------
                                                                  12,780,702
                                                                ------------
INDUSTRIAL CONGLOMERATES -- 20.90%
 1,040,000  Alfa, S.A. de C.V. ...............................     4,848,577
   642,000  Desc, S.A. de C.V.--Series B+ ....................     3,506,860
   922,500  Grupo Carso, S.A. de C.V.--Series A1 .............     4,886,719
 1,440,000  Grupo Industrial Saltillo, S.A. de C.V. ..........     4,445,122
 1,034,000  Sanluis Corporacion, S.A. de C.V.--Series CPO ....     6,567,581
                                                                ------------
                                                                  24,254,859
                                                                ------------


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The Emerging Mexico Fund, Inc.
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  Shares                                                            Value
----------                                                      ------------

METALS & MINING -- 13.76%

   885,000  Hylsamex, S.A. de C.V.--Series BCP ...............  $  3,490,758
 1,502,000  Industrias Campos Hermanos, S.A. de C.V.--
             Series B+ .......................................     4,646,049
   305,000  Tubos de Acero de Mexico, S.A.+ ..................     4,823,742
   189,000  Tubos de Acero de Mexico, S.A. ADR+ ..............     3,000,375
                                                                ------------
                                                                  15,960,924
                                                                ------------
PAPER -- 6.92%
 7,069.000  Empaques Ponderosa, S.A. de C.V.--Series B+ ......     4,382,205
   184,500  Kimberly-Clark de Mexico, S.A. de C.V.--
             Series A ........................................     3,644,531
                                                                ------------
                                                                   8,026,736
                                                                ------------
RETAIL -- 6.77%
   435,000  Cifra, S.A. de C.V.--Series B+ ...................       532,698
 2,852,000  Cifra, S.A. de C.V.--Series C+ ...................     3,478,049
 2,005,000  Soriana, S.A. de C.V.--Series B ..................     3,845,973
                                                                ------------
                                                                   7,856,720
                                                                ------------
TOTAL EQUITIES
   (cost--$91,227,181) .......................................   111,621,551

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CALL OPTION PURCHASED -- 0.92%
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 Contracts
----------
    20,000  Mexico Stock Basket
             European bull spread call, expiring 2/12/97 with
             a $1,000-$1,162 spread (cost--$1,000,000) .......    1,065,000


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The Emerging Mexico Fund, Inc.
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Portfolio of Investments (concluded)
December 31, 1996

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REPURCHASE AGREEMENTS -- 8.46%
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Principal
 Amount
 (000)                                                                 Value
---------                                                              -----
MXP  38,434  Repurchase Agreement with Casa de Bolsa
              Inverlat, S.A. de C.V., 27.77%, dated 12/19/96
              to be repurchased 1/02/97 in the amount of MXP
              38,819,407, collateralized by MXP 38,839,265
              Acceptacion Bancaria Nafinsa ....................  $  4,882,368
     38,839  Repurchase Agreement with ING Baring Mexico,
              25.50%, dated 12/31/96 to be repurchased
              1/03/97 in the amount of MXP 38,866,776,
              collateralized by MXP 4,366,523 Cetes ...........     4,933,850
                                                                 ------------
TOTAL REPURCHASE AGREEMENTS
 (cost--$9,818,700) ...........................................     9,816,218
                                                                 ------------

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TIME DEPOSIT -- 0.03%
--------------------------------------------------------------------------------
U.S.$    29  Brown Brothers Harriman & Co.
              Grand Cayman, 4.25%*
              (cost--$29,000) .................................        29,000
                                                                 ------------
TOTAL INVESTMENTS
 (cost--$102,074,881)--105.60% ................................   122,531,769
LIABILITIES IN EXCESS OF OTHER ASSETS--(5.60)% ................    (6,493,823)
                                                                 ------------
NET ASSETS (applicable to 12,913,231 shares; equivalent
 to $8.99 per share)--100.00% .................................  $116,037,946
                                                                 ============

----------
  ADR American Depositary Receipt.
  MXP Mexican pesos.
  +   Non-income producing security.
  * Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.

                 See accompanying notes to financial statements.


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The Emerging Mexico Fund, Inc.
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Statement of Assets and Liabilities
December 31, 1996 (unaudited)

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ASSETS
  Investments, at value (cost--$102,074,881) ..................   $ 122,531,769
  Cash (including Mexican pesos of $6,489 with a cost
   of $6,517) .................................................           7,003
  Interest receivable .........................................          45,193
                                                                  -------------
     Total assets .............................................     122,583,965
                                                                  -------------
LIABILITIES
  Payable for investments purchased ...........................       4,933,850
  Dividend payable ............................................       1,246,127
  Investment advisory fee payable .............................          87,983
  Administration fee payable ..................................          17,765
  Other accrued expenses ......................................         260,294
                                                                  -------------
     Total liabilities ........................................       6,546,019
                                                                  -------------
NET ASSETS
  Common stock, $0.10 par value; 12,913,231 shares issued
   and outstanding (100,000,000 shares authorized) ............       1,291,323
  Additional paid-in capital ..................................     135,943,788
  Accumulated net investment loss (including dividends
   in excess of net investment income of $1,246,127) ..........      (1,290,185)
  Accumulated net realized loss ...............................     (40,363,688)
  Net unrealized appreciation of investments and other
   assets and liabilities denominated in Mexican pesos ........      20,456,708
                                                                  -------------
     Net assets applicable to shares outstanding ..............   $ 116,037,946
                                                                  =============
  NET ASSET VALUE PER SHARE ...................................           $8.99
                                                                          =====

                 See accompanying notes to financial statements.


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The Emerging Mexico Fund, Inc.
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Statement of Operations
For the Six Months Ended December 31, 1996 (unaudited)

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INVESTMENT INCOME
  Interest (net of foreign withholding taxes of $2,854) .........   $   695,826
  Dividends .....................................................       422,645
                                                                    -----------
                                                                      1,118,471
                                                                    -----------
EXPENSES
  Investment advisory fees ......................................       514,348
  Custodian and accounting fees .................................       159,388
  Administration fees ...........................................       104,042
  Legal and audit fees ..........................................        80,910
  Reports to shareholders .......................................        36,960
  Transfer agent fees and expenses ..............................        15,250
  Directors' fees and expenses ..................................         8,620
  Public relations expense ......................................         5,292
  Miscellaneous expenses ........................................        13,921
                                                                    -----------
                                                                        938,731
                                                                    -----------
NET INVESTMENT INCOME ...........................................       179,740
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
   Investments ..................................................     1,689,844
   Foreign currency transactions ................................      (282,576)
  Net change in unrealized appreciation/depreciation of:
   Investments ..................................................     5,002,454
   Other assets and liabilities denominated in Mexican pesos ....        (1,853)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS ..............................     6,407,869
                                                                    -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ...........   $ 6,587,609
                                                                    ===========

                 See accompanying notes to financial statements.


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The Emerging Mexico Fund, Inc.
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Statement of Changes in Net Assets

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                                                   FOR THE
                                                  SIX MONTHS
                                                     ENDED         FOR THE YEAR
                                                  DECEMBER 31,        ENDED
                                                1996 (UNAUDITED)  JUNE 30, 1996
                                                ----------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income ......................   $     179,740    $   2,897,196
  Net realized gain (loss) on investments
   and foreign currency transactions .........       1,407,268       (7,534,379)
  Net change in unrealized appreciation/
   depreciation of investments
   and other assets and liabilities
   denominated in Mexican pesos ..............       5,000,601       31,539,931
                                                 -------------    -------------
  Total from investment operations ...........       6,587,609       26,902,748
                                                 -------------    -------------
DIVIDENDS TO SHAREHOLDERS
  In excess of net investment income .........      (1,246,127)            --
                                                 -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares in
   rights offering ...........................            --         20,251,928
  Offering costs charged to additional
   paid-in capital ...........................            --           (487,325)
                                                 -------------    -------------
  Total capital share transactions ...........            --         19,764,603
                                                 -------------    -------------
  Net increase in net assets .................       5,341,482       46,667,351
NET ASSETS
  Beginning of period ........................     110,696,464       64,029,113
                                                 -------------    -------------
  End of period ..............................   $ 116,037,946    $ 110,696,464
                                                 =============    =============

                 See accompanying notes to financial statements.


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Notes to Financial Statements (unaudited)

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ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Emerging Mexico Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 25, 1990, as a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Prior to commencing investment operations on October 11, 1990, the Fund had no operations other than the sale to Santander Management Inc. (the "Investment Adviser") of 9,000 shares of common stock for $100,440 on September 26, 1990.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Fund.

     Valuation of lnvestments--Portfolio securities which are regularly traded on Mexican and U.S. stock exchanges are valued at the last sales price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are generally valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price available to the Fund. Securities and assets for which market quotations are not readily available (or for which market quotations are not considered representative of fair value) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments.

     Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on Mexican securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the


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The Emerging Mexico Fund, Inc.
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option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to U.S. federal excise tax.

     Dividends distributed by Mexican companies from after tax profits are not subject to tax. However, any other dividends distributed by Mexican companies are subject to withholding tax at a rate of 35%. Interest income is subject to withholding tax at a rate of 10% in Mexico with the exception of debt issued by the Mexican federal government. Realized gains from the sale or disposition of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or available through the Neutral Trust arrangements are exempt from Mexican withholding tax. Realized gains from off-exchange transactions in both listed and unlisted securities are subject to 20% withholding tax on the amount received, or at the election of the Fund, 30% tax on the realized gain. For the six months ended December 31, 1996, the Fund did not incur any realized gains from off-exchange transactions.

The Emerging Mexico Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------

     In accordance with U.S. Treasury regulations, the Fund elected to defer realized capital and foreign currency losses occurring after October 31, 1995 in the amounts of $1,597,914 and $223,798, respectively. Such losses are treated for tax purposes as arising on July 1, 1996.

     At June 30, 1996, the Fund had a capital loss carryforward of $39,108,527 available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2004.

     Investment Transactions and Investments Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from Mexican securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the foreign currency market value of investments and other assets and liabilities stated in Mexican pesos at the closing rate of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting net foreign currency gain or loss is included in the Statement of Operations.

     The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

The Emerging Mexico Fund, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

     Net foreign currency gain (loss) from valuing Mexican peso denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in Mexican pesos.

     Net realized foreign currency loss of $282,576 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in Mexican pesos, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income and distributions in excess of net realized gain on investments. To the extent they exceed net investment income and net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

INVESTMENT ADVISER, MEXICAN ADVISER AND ADMINISTRATOR

     The Investment Adviser has an Investment Advisory Agreement with the Fund. In accordance with the Investment Advisory Agreement, the Investment Adviser provides or arranges for the provision of investment advisory services to the Fund subject to the oversight and supervision of the Fund's Board of Directors. As compensation for its services, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.90% of the Fund's average weekly net assets up to $200 million and 0.80% of the Fund's average weekly net assets in excess of $200 million.

The Emerging Mexico Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------

     Effective January 1, 1997, the Fund and the Investment Adviser entered into a Sub-Advisory Agreement with Gestion Santander Mexico, S.A. de C.V. (the "Mexican Adviser"), an affiliate of the Investment Adviser. Under the terms of the Sub-Advisory Agreement, the Mexican Adviser is responsible for making investment decisions on behalf of the Fund and providing other portfolio management services. As compensation for its services, the Investment Adviser (not the Fund) pays the Mexican Adviser a monthly fee, computed weekly, at an annual rate of 0.15% of the Fund's average weekly net assets.

     Mitchell Hutchins Asset Management Inc. (the "Administrator"), has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund's average weekly net assets up to $50 million, 0.18% of the Fund's next $25 million of average weekly net assets and 0.16% of such assets in excess of $75 million, with a minimum annual fee of $125,000.

TRANSACTIONS WITH AFFILIATES

     Pursuant to their selection by the Fund's custodian, Brown Brothers Harriman & Co., effective November 8, 1996, Banco Santander de Negocios Mexico, S.A., ("BSNM"), an affiliate of the Investment Adviser, assumed responsibility as the Fund's subcustodian in Mexico. In this capacity, BSNM earned fees, all of which were unpaid, of approximately $6,600 for the period ended December 31, 1996.

     For the six months ended December 31, 1996, the Fund paid $30,295 and $1,990 in brokerage commissions to Casa de Bolsa Santander, S.A. de C.V. and Santander Investment Securities, Inc., respectively, affiliates of the Investment Adviser.

     The Fund paid or accrued approximately $47,500 for the six months ended December 31, 1996 for legal services to Brown & Wood LLP, the law firm in which the Fund's secretary is a partner.

The Emerging Mexico Fund, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

     For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $20,456,888 was composed of gross appreciation of $23,361,407 for those investments having an excess of value over cost and gross depreciation of $2,904,519 for those investments having an excess of cost over value.

     For the six months ended December 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $35,415,428 and $33,145,039, respectively.

CAPITAL STOCK

     At December 31, 1996, the Investment Adviser owned 12,000 shares of the Fund. There were no transactions in shares of common stock for the six months ended December 31, 1996. Transactions in shares of common stock for the year ended June 30, 1996 were as follows:

                                                       FOR THE YEAR
                                                           ENDED
                                                       JUNE 30, 1996
                                                       -------------
Shares outstanding, beginning of period .............     9,115,223
 Shares issued in connection with
  rights offering ...................................     3,798,008
                                                         ----------
Shares outstanding, end of period ...................    12,913,231
                                                         ==========

The Emerging Mexico Fund, Inc.
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------

CONCENTRATION OF RISK

     The Fund invests in securities listed on the Mexican Stock Exchange through Neutral Trust arrangements pursuant to which the Fund obtains the monetary and economic rights but not voting rights with respect to the securities.

     Investments in Mexico may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of Mexican governmental supervision and regulation of its securities markets.

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

RIGHTS OFFERING

     During the year ended June 30, 1996, the Fund issued 3,798,008 shares in connection with a rights offering of the Fund's shares. Shareholders of record on October 10, 1995 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $5.54 per share. Offering costs of $487,325 were charged to additional paid-in capital. Dealer manager and soliciting fees of $789,036 were netted against the proceeds of the subscription. PaineWebber Incorporated, an affiliate of the Administrator, earned approximately $350,500 and $33,500 in dealer manager and soliciting fees, respectively, with respect to its participation in the rights offering.

The Emerging Mexico Fund, Inc.
--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

     Selected data for a share of common stock outstanding throughout each period is presented below.

                                            FOR THE
                                           SIX MONTHS
                                              ENDED                     FOR THE YEAR ENDED JUNE 30,
                                         DECEMBER 31, 1996 ------------------------------------------------------
                                           (UNAUDITED)       1996        1995       1994        1993        1992
                                         ----------------- --------    -------    --------    --------    -------
Net asset value, beginning of period .....  $   8.57       $   7.02    $ 17.69    $  15.79    $  19.94    $ 17.23
                                            --------       --------    -------    --------    --------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income ....................      0.01           0.25*      0.43        0.08*       0.38*      0.19
Net realized and unrealized gain (loss) on
 investments and foreign currency
 transactions ............................      0.51           1.67*     (8.74)       4.78*       1.29*      5.24
                                            --------       --------    -------    --------    --------    -------
   Total from investment operations ......      0.52           1.92      (8.31)       4.86        1.67       5.43
                                            --------       --------    -------    --------    --------    -------
DIVIDENDS AND DISTRIBUTIONS
From net investment income ...............      --             --        (0.10)      (0.21)      (0.22)     (0.32)
In excess of net investment income .......     (0.10)          --         --          --          --         --
From net realized gain on investments ....      --             --        (0.92)      (2.18)      (4.68)     (2.40)
In excess of net realized gain on
 investments .............................      --             --        (1.42)       --          --         --
                                            --------       --------    -------    --------    --------    -------
   Total dividends and distributions .....     (0.10)          --        (2.44)      (2.39)      (4.90)     (2.72)
                                            --------       --------    -------    --------    --------    -------
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of dividend
 reinvestment ............................      --             --         0.03        0.02        --         --
Dilutive effect of rights offering .......      --            (0.32)      --         (0.57)      (0.86)      --
Offering costs charged and adjustments to
 additional paid-in capital ..............      --            (0.05)      0.05       (0.02)      (0.06)      --
                                            --------       --------    -------    --------    --------    -------
   Total capital share transactions ......      --            (0.37)      0.08       (0.57)      (0.92)      --
                                            --------       --------    -------    --------    --------    -------
Net asset value, end of period ...........  $   8.99       $   8.57    $  7.02    $  17.69    $  15.79    $ 19.94
                                            ========       ========    =======    ========    ========    =======
Market value, end of period ..............  $   7.38       $   7.00    $  8.00    $  17.38    $  14.13    $ 17.63
                                            ========       ========    =======    ========    ========    =======
TOTAL INVESTMENT RETURN (1)(2) ...........      6.74%        (10.42)%   (41.83)%     36.71%       8.18%     38.25%
                                            ========       ========    =======    ========    ========    =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..  $116,038       $110,696    $64,029    $158,466    $105,423    $99,890
Ratio of expenses to average net assets ..      1.64%(3)       1.77%      1.75%       1.56%       1.82%      1.72%(5)
Ratio of net investment income to average
 net assets ..............................      0.31%(3)       3.29%      3.38%       0.62%       2.44%      0.95%(5)
Portfolio turnover .......................        31%            67%        83%         36%         53%        65%
Average commission rate paid per share
 of common stock investments
 purchased/sold (4) ......................  $ 0.0051       $ 0.0054       --          --          --         --

----------
*    Based on average shares outstanding.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(2) Total investment return for a period of less than one year is not annualized.
(3)  Annualized.
(4) Disclosure effective for fiscal years beginning on or after September 1, 1995.
(5) During this period, Santander Management Inc. waived a portion of its advisory fees. If such waiver had not been made, the ratio of expenses to average net assets would have been 1.79% and the ratio of net investment income to average net assets would have been 0.88%.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Mexican Stock Exchange Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Mexican peso/U.S. dollar exchange rate.

                                                                          [LOGO]

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
Gonzalo de Las Heras    President and Director
Edgar R. Fiedler        Director
Rodney B. Wagner        Director
Richard S. Weinert      Director
C. William Maher        Treasurer
Thomas R. Smith, Jr.    Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Santander Management Inc.
P.O. Box N-1682
Bahamas Financial Centre, 3rd Floor
Charlotte and Shirley Streets
Nassau, Bahamas

MEXICAN ADVISER
--------------------------------------------------------------------------------
Gestion Santander Mexico, S.A. de C.V.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Banco Santander de Negocios Mexico, S.A.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
--------------------------------------------------------------------------------
Brown & Wood LLP
One World Trade Center
New York, New York 10048

TO OBTAIN ADDITIONAL INFORMATION, INCLUDING UPDATED NET ASSET VALUES AND SHARE PRICES, CALL TOLL-FREE: (800) 852-4750.